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EXHIBIT 8.23b, page 1




                          CONSENT OF COUNSEL

       We hereby consent to the incorporation of our opinion letter dated July 26, 1996 into the registration on Form S-8 filed by First Commonwealth Financial Corporation (the "Registrant").

                                                   Very truly yours,




                                                   /S/HARVEY PASTERNACK
                                                      Harvey Pasternack

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